                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 4, 2001
                                                        ----------------
                        Generex Biotechnology Corporation
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                            000-25169               98-0178636
-----------------                     -------------         -------------------
(State or other                        (Commission             (IRS Employer
jurisdiction of Incorporation)         File Number)         Identification No.)

33 Harbour Square, Suite 202, Toronto, Ontario Canada                   M5J 2G2
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

         Registrant's telephone number, including area code 416/364-2551

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events.

         Effective as of January 4, 2002, the Board of Directors of Generex Biotechnology Corporation (the "Company") fixed the date, time, location and record date for the annual meeting of the stockholders of the Company for the 2001 fiscal year. The Board of Directors determined that the annual meeting of the Company will be held on Monday, March 18, 2002 at 10:00 a.m. (local time) at St. Lawrence Hall, 157 King Street East, Toronto, Ontario, Canada M5E 1C4. The Board of Directors also established the close of business on February 4, 2002 as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the annual meeting and any adjournment or postponement thereof.

Stockholder Proposals

         Any proposals of stockholders intended to be presented at the annual meeting of stockholders for fiscal year 2001 were required to be received by the Company at the principal executive offices of the Company no later than September 1, 2001 in order to be included in the proxy materials for such meeting. Such proposals were required to meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in the proxy materials for such meeting.

         For business to be properly brought before the annual meeting by a stockholder in a form other than a stockholder proposal, the stockholder must give timely notice of such business in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company no later than the close of business on January 18, 2002. A stockholder's notice to the Secretary must set forth the following information as to each matter the stockholder proposes to bring before the meeting:

         o a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting;
         o the name and address, as they appear on the Company's books, of the stockholder proposing such business;
         o the class and number of shares of the Company's capital stock which are beneficially owned by the stockholder; and
         o  any material interest of the stockholder in such business.

Director Nominations

         A stockholder of the Company entitled to vote for the election of directors at the annual meeting may nominate a candidate for election to the Board of Directors provided the stockholder gives timely notice of his or her intention to make such nomination. The notice must be in writing to the Secretary of the Company, and must be delivered to or mailed and received at the principal executive offices of the Company no later than the close of business on January 18, 2002. The notice must set forth the following information relating to the nominee whom the stockholder proposes to nominate for election or re-election as a director:

         o the name, age, business address and residence address of the nominee;
         o  the principal occupation or employment of the nominee;
         o the class and number of shares of the Company which are beneficially owned by the nominee; and
         o any other information relating to the nominee that is required to be disclosed in solicitations of proxies for the election of directors or otherwise is required pursuant to Regulation 14A under the Securities Exchange Act of 1934.

     In addition, the notice must set forth the following information relating to the stockholder giving the notice:

         o the name and address, as they appear on the Company's books, of such stockholder and
         o the class and number of shares of the Company which are beneficially owned by such stockholder.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        GENEREX BIOTECHNOLOGY CORPORATION


Dated: January 7, 2002                          By: /s/ E. Mark Perri
       ---------------                          -------------------------------
                                                E. Mark Perri, Chairman and CFO